EXHIBIT 32

CERTIFICATE PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Certification pursuant to

18 U.S.C. Section 1350,

as adopted pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

Edward H. Schaefer, President and Chief Executive Officer and Nikola Schaumberg, Chief Financial Officer and Principal Financial Officer of FFBW, Inc. (the “Company”) each certify in their capacity as officers of the Company that they have reviewed the Annual Report of the Company on Form 10-K for the year ended December 31, 2019 and that to the best of their knowledge:

(1)the Report fully complies with the requirements of Sections 13(a) of the Securities Exchange Act of 1934; and

(2)the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 25, 2020	/s/ Edward H. Schaefer
Date	Edward H. Schaefer
President and Chief Executive Officer

March 25, 2020	/s/ Nikola B. Schaumberg
Date	Nikola Schaumberg
Chief Financial Officer and Principal Financial Officer